UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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BioCancell Therapeutics Inc.

______________________________________________________________________________________
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(Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BIOCANCELL THERAPEUTICS INC.
NOTICE OF SPECIAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD ON                 , 2012

To the Stockholders of BioCancell Therapeutics Inc.:

NOTICE IS HEREBY GIVEN that the Special General Meeting of Stockholders of BioCancell Therapeutics Inc., a Delaware Corporation (the “Company”), will be held at the offices of the Company, Beck Science Center, 3rd Floor, 8 Hartom St, Jerusalem 97775 Israel, on                  , 2012, at      a.m., Jerusalem time (the “Special General Meeting”), for the following purpose:

1.	Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the Company's authorized stock capital to 150,000,000 shares of Common Stock.

The close of business on                , 2012 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special General Meeting. The transfer books of the Company will not be closed for transfer of registered shares of the Company.

All stockholders are cordially invited to attend the Special General Meeting. Please note that you will be asked to present valid picture identification, such as a driver’s license or passport, in order to attend the Special General Meeting. The use of cameras, recording devices and other electronic devices will be prohibited at the Special General Meeting.

Whether or not you expect to attend, you are requested to sign, date and promptly return the enclosed proxy. Voting through a written proxy must take place pursuant to the proxy published by the Company which can be found on the website of the Company at http://www.biocancell.com, the Securities and Exchange Commission at http://www.sec.gov, the Israeli Securities Authority at www.magna.isa.gov.il and of the Tel Aviv Securities Exchange Ltd at http://maya.tase.co.il. The proxy shall only be valid if the following documents have been attached to it and provided that such documents have been delivered to the Company Secretary at the Company’s address no later than 72 hours prior to the date of the vote: (a) if the stockholder is a stockholder registered in the Company’s books - a photocopy of an identity card, passport or document of incorporation has been attached thereto; (b) if the stockholder has any shares credited with a member of the Tel Aviv Stock Exchange, appointed in accordance with the regulations of the Tel Aviv Stock Exchange (“Stock Exchange Member”) and the said share(s) are included among the shares registered in the stockholders’ registry in the name of the Nominees Company (“Unregistered Stockholder”), a proof of ownership and power of attorney, as specified below.

A stockholder who has shares credited via a Stock Exchange Member as of the record date and said shares are included among the registered shares in the name of Mizrahi Tefahot Nominees Company Ltd. (the “Nominees Company”) shall obtain from the Stock Exchange Member with whom his/her shares are credited a proof of ownership as of the record date (as per the Israeli Companies Regulations (Proof of Share Ownership for the Purpose of Voting in a General Meeting) - 2000), and shall require such member to take steps, through the Tel Aviv Stock Exchange Clearing House, to obtain powers of attorney from the Nominees Company in his/her name or in the name of an agent on his/her behalf for the Special General Meeting.

In the power of attorney, the Nominees Company shall authorize the stockholder, or an agent on his/her behalf, to vote at the Special General Meeting at his/her discretion with respect to a number of shares to be specified expressly in the power of attorney. The power of attorney shall specify that the agent shall be entitled to deliver to the Company a power of attorney on his/her behalf authorizing another person to vote on his behalf.

 All stockholders who are interested in participating at the Special General Meeting (whether in person or in writing) must provide the appropriate documentation, as described above, to our corporate secretary at least 72 hours prior to the date of the Meeting.

Stockholders wishing to express their position on an agenda item for this Special General Meeting may do so by submitting a written statement (“position notification”) to the Company’s offices, Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary. The last date for the submission of position notifications pursuant to Section 88 of the Companies Law is         , 2012 and the last date for the submission of the Board of Directors' response to position notifications is         , 2012.

 A stockholder may directly request from the Company to receive, at no cost, the text of the Proxy Statement and any position notifications received.

An Unregistered Stockholder is entitled to receive, at no cost, via electronic mail, a link to the text of the proxy and any position notifications, at the distribution website, from the Stock Exchange Member with whom his/her shares are registered, unless the stockholder notified the member that he/she is not interested in receiving such a link or is interested in receiving the proxy the mail in return for payment. Such notification by an Unregistered Stockholder concerning Proxy Statements will be applicable for any position notifications.

One or more stockholders holding five percent or more of the total voting rights in the Company, and a stockholder holding such an amount of the voting rights not held by controlling parties in the Company, as defined in Section 268 of the Israel Companies Law, 1999 (the "Companies Law"), is entitled to view the proxy cards that have arrived at the Company offices during regular business hours in person or through designated representative. The amount of shares totaling five percent of the total voting rights in the Company, not held by controlling parties is:               shares, par value $0.01 each.

Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by filing written notice of such revocation with the Secretary of the Company, by submission of a duly executed proxy bearing a later date or by voting in person at the Special General Meeting of Stockholders. Attendance at the Special General Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary.

By Order of the Board of Directors,

Avraham Hampel, Secretary

Jerusalem, Israel

                  , 2012

BIOCANCELL THERAPEUTICS INC.

Beck Science Center
8 Hartom St, Har Hotzvim
Jerusalem 97775 Israel
972-2-548-6555

PROXY STATEMENT

SPECIAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON                  , 2012

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of BioCancell Therapeutics Inc., a Delaware Corporation (the “Company”), of proxies in the enclosed form for the Special General Meeting of Stockholders to be held at the offices of the Company, Beck Science Center, 3rd Floor, 8 Hartom St, Jerusalem 97775 Israel, on                   , 2012, at        a.m., Jerusalem time (the “Special General Meeting”), and for any adjournment or adjournments thereof, for the purposes set forth in the preceding Notice of Special General Meeting of Stockholders.  The persons named in the enclosed form of proxy will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. In the absence of such directions, such shares will be voted as abstaining. Any stockholder giving a proxy has the power to revoke the same at any time prior to the voting thereof by timely filing written notice of such revocation with the Secretary of the Company, by timely submission of a duly executed proxy bearing a later date or by voting in person at the Special General Meeting.  To attend the Special General Meeting and vote in person, please contact Avraham Hampel at avraham.hampel@biocancell.com.  Attendance at the Special General Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary.

The expense of the solicitation of proxies for the meeting, including the cost of mailing, will be borne by the Company. In addition to mailing copies of the enclosed proxy materials to stockholders, the Company may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their names or custody or in the names of nominees for others, to forward copies of such materials to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. In addition to the solicitation of proxies by mail, it is expected that some of the officers, directors and regular employees of the Company, without additional compensation, may solicit proxies on behalf of the Board of Directors by telephone, telefax and personal interview.

The principal corporate office of the Company is located at Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company’s stockholders is on or about          , 2012.

This Proxy Statement, together with our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2011, and a form of proxy card, as well as the materials relating to all future meetings of stockholders of the Company, is available at http://www.biocancell.com or by calling 972-2-548-6555 or by e-mailing Avraham Hampel at avraham.hampel@biocancell.com.  Stockholders may also obtain a copy of these materials by writing to BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary.

VOTING SECURITIES

Only holders of record of shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company as of the close of business on                       are entitled to notice of and to vote at the Special General Meeting (the “Record Date”). As of the date of this proxy, there are issued and outstanding                         shares of Common Stock. Each outstanding share of Common Stock is entitled to one (1) vote upon all matters to be acted upon at the Special General Meeting. The holders of a majority of the outstanding shares of Common Stock as of the Record Date must be present in person or by proxy at the Special General Meeting to constitute a quorum for the transaction of business at the Special General Meeting. Proxy ballots are received and tabulated by the Secretary of the Company.

The approval of the proposal will require the affirmative vote of a majority of the shares of the Company's Common Stock outstanding as of the record date.

Abstentions and broker non-votes (as defined below) are not counted as votes cast on any matter to which they relate and will have no effect on the outcome of the vote with respect to any matter. A broker non-vote occurs when a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular proposal.

HOUSEHOLDING OF SPECIAL GENERAL MEETING MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of the proxy statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the proxy statement to any stockholder who contacts the Company’s investor relations department at 972-2-548-6555 or at the Company’s principal corporate office at Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel requesting such copies. If a stockholder is receiving multiple copies of the proxy statement at the stockholder’s household and would like to receive a single copy of the proxy statement for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or the Company’s investor relations department to request mailing of a single copy of the proxy statement.

TABLE OF CONTENTS

Page
PROPOSAL: APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE COMPANY'S AUTHORIZED STOCK CAPITAL	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	2
CORPORATE GOVERNANCE	4
DESCRIPTION OF SECURITIES	8
FINANCIAL AND OTHER INFORMATION	8
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS	8
GENERAL	9
STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING	10
FORM OF PROXY	11

PROPOSAL

APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE COMPANY'S AUTHORIZED STOCK CAPITAL

The Company's Board of Directors has recommended that the Company’s stockholders shall approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the Company authorized stock by 85,000,000 shares of Common Stock having a par value of $0.01 per share.

Our Board of Directors believes that an increase of the Company's authorized stock is essential for our continued and ongoing activities, in order to raise funds in the foreseeable future (as our current resources are not expected to provide us with sufficient capital until we commence generating revenue). In addition, such an increase is needed in order to complete the issuance and reservation of shares to which we have committed, dependent only upon the aforementioned increase.

Our current authorized stock capital is 65,000,000 shares of Common Stock, having a par value of $0.01 per share. As a result of the said resolution, our authorized stock shall amount to 150,000,000 shares of Common Stock having a par value of $0.01 per share.

As of January 17, 2011, our fully diluted share capital is 51,156,003 shares of Common Stock, comprised of 26,685,022 shares issued and outstanding, and an additional 24,470,981 shares underlying convertible bonds, warrants and options issued to the public, private investors, underwriters, consultants, directors and employees. We have committed to grant 11,144,400 shares of Common Stock to investors (including Clal Biotechnology Industries Ltd., our largest stockholder) at a price per share of NIS 1 each, 1,497,929 shares of Common Stock to previous investors pursuant to an anti-dilution mechanism activated by the aforementioned investment, and 63,939 shares of Common Stock to Tikcro Technologies Ltd. as payment for consulting services. We have likewise committed to reserve 8,439,440 shares underlying convertible notes pursuant to the aforementioned anti-dilution mechanism, and 300,000 shares underlying an employee option to purchase shares of Common Stock.

Following these allocations and reservations, our fully diluted share capital will be 72,601,711 shares of Common Stock, comprised of 39,391,290 shares issued and outstanding, and an additional 33,210,421 shares underlying convertible bonds, warrants and options issued to the public, private investors, underwriters, consultants, directors and employees. Beyond allocations described above, we have no current plans, agreements, understandings, etc.  for allocating the remaining authorized stock.

At an adjourned general meeting of our stockholders that considered this proposal on January 12, 2012, 100% of participants voted in favor. However, as under Delaware law, the affirmative vote of a majority of the shares of the Company's common stock outstanding is necessary for the approval of this resolution, and as only holders of approximately 44% of our shares of common stock participated, the resolution did not pass. Our Board of Directors has therefore directed that the proposal be considered by a new general meeting of our stockholders.

At the Special General Meeting, it is proposed that the following resolution be adopted:

“RESOLVED, the amendment of Article IV of the Amended and Restated Certificate of Incorporation of the Company to increase the Company's authorized stock to the amount of 150,000,000 shares of Common Stock, is hereby approved.”

FURTHER RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Company shall be amended and replaced in its entirety as follows:

"Article IV

Section 4.1 Authorized Stock. The total number of shares of stock which the Corporation shall have authority to issue is 150,000,000 shares of Common Stock. All such shares are to be of the par value of $0.01 per share"

The affirmative vote of a majority of the shares of the Company's common stock outstanding as of the record date is necessary for the approval of the foregoing resolution.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the date of this proxy, information regarding the beneficial ownership of our common stock by (i) each person who is known to us to be the owner of more than five percent of our common stock, (ii) each of our directors, (iii) each of the named executive officers and (iv) all directors and executive officers as a group. For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of the date of this Proxy Statement. Unless otherwise indicated, the address of each of the persons listed in this table is as follows: Beck Science Center, 8 Hartom St, Jerusalem 97775 Israel. Information in this Section is based on information provided to us by the individuals and entities listed below and on beneficial ownership reports filed with the SEC.

Name and Address of Beneficial Owner	Total Number of Shares of Common Stock Beneficially Owned (1)	Percentage Ownership of Common Stock (1)
Five percent or more beneficial owners:
Clal Biotechnology Industries, Ltd. 45th Floor, 3 Azrieli Center, Tel Aviv 67023 Israel (2)	7,986,018	26.81%
Tikcro Technologies, Ltd. 126 Yigal Allon St, Tel Aviv 67443 Israel (3)	8,627,318	25.04%
Directors and named executive officers:
Uri Danon (4)	521,375	1.92%
Jonathan Burgin (5)	41,250	*
Ruben Krupik	-	-
Abraham Hochberg (6)	2,283,754	8.51%
Aviv Boim (5)	20,000	*
Ofer Goldberg	-	-
Hanoch Rappaport (7)	37,796	*
David Schlachet (5)	20,000	*
Aharon Schwartz	-	-
Orly Yarkoni (5)	20,000	*
All directors and officers as a group (10 persons) (8)	2,944,175	10.75%
* Less than 1%.

(1)
Assumes the full exercise of all options and warrants held by the holder that are exercisable within 60 days of the date of this proxy statement. Percent of class based on 26,685,022 shares of our common stock outstanding as of the date of this proxy statement.

(2)
Consists of 3,834,445 shares of our common stock, 3,106,517 shares of our common stock underlying convertible debentures and warrants which are convertible or exercisable within 60 days of the date of this proxy statement held by CBI and 1,045,056 shares of our common stock and shares of our common stock underlying warrants which are exercisable within 60 days of the date of this proxy statement held by Clal Finance Ltd. for members of the public or its own account. Clal Finance Ltd. is an indirect subsidiary of IDB Development Ltd., of which CBI is an indirect subsidiary. The amount of shares does not include 118,432 shares of our common stock held for members of the public by Epsilon Mutual Funds (1991) Ltd., an indirect subsidiary of IDB Development Ltd., as CBI has disclaimed beneficial ownership of these shares in a Schedule 13G statement filed with the Securities and Exchange Commission (on September 13, 2010. The amount of shares underlying the convertible debenture may vary following the date of this proxy statement upon the consummation of certain M&A events as set forth in the convertible debenture, or as a result of certain anti-dilution adjustments provided for under the convertible debenture.

(3)
Consists of 861,027 shares of our common stock and 7,766,291 shares of our common stock underlying convertible debentures and warrants which are convertible or exercisable within 60 days of the date of this proxy statement. The amount of shares underlying the convertible debenture may vary following the date of this proxy statement upon the consummation of certain M&A events as set forth in the convertible debenture, or as a result of certain anti-dilution adjustments provided for under the convertible debenture.

(4)	Consists of 71,375 shares of our common stock and 450,000 shares of our common stock underlying options that are exercisable within 60 days of the date of this proxy statement.

(5)	Consists of shares of our common stock underlying options that are exercisable within 60 days of the date of this proxy statement.
(6)	Consists of 2,141,254 shares of our common stock and 142,500 shares of our common stock underlying options that are exercisable within 60 days of the date of this proxy statement.
(7)	Consists of 17,796 shares of our common stock and 20,000 shares of our common stock underlying options owned by Mr. Rappaport that are exercisable within 60 days of the date of this proxy statement.
(8)
Includes 713,750 shares of our common stock underlying convertible debentures, warrants and options which are convertible or exercisable within 60 days of the date of this proxy statement. The amount of shares underlying the convertible debenture may vary following the date of this proxy statement upon the consummation of certain M&A events as set forth in the convertible debenture, or as a result of certain anti-dilution adjustments provided for under the convertible debenture.

Voting Agreements

On July 30, 2008, in connection with the closing of the private placement of our securities pursuant to Subscription and Registration Rights Agreements with CBI, Tikcro and the Provident Fund of the Employees of the Hebrew University of Jerusalem Ltd., CBI, Tikcro, Professor Abraham Hochberg, and Mr. Avi Barak, entered into an irrevocable voting agreement (the "First Voting Agreement").

Pursuant to the First Voting Agreement, the parties agreed, subject to applicable law, to vote or cause to be voted all shares of our common stock or other voting securities directly or indirectly owned by it or him at any general meeting of our stockholders at which members of our Board of Directors are to be elected in favor of the election of one nominee recommended by each of CBI, Tikcro and Professor Hochberg. The parties further agreed not to vote to terminate the membership of any such nominee on our Board of Directors without the prior written consent of the applicable nominating party.

The right to nominate a director under the First Voting Agreement was in effect as long as a party held at least 7% of the outstanding shares of the Company (including convertible bonds, on an as-converted basis, but excluding warrants).

The Israel Securities Authority regarded the parties to the First Voting Agreement as mutual holders of a “control block” pursuant to the Companies Law because these parties collectively held 25% or more of the voting rights of our stockholders (and no other stockholder held more than 50% of the voting rights). As a result, a transaction between us and any of the parties to the Irrevocable Voting Agreement was regarded as an interested transaction under the Companies Law. For more information on the treatment of interested transactions under the Israeli Companies Law, see “Corporate Governance — Business Combinations; Interested Transactions” below.

On November 22, 2009, CBI, Professor Abraham Hochberg and Mr. Avi Barak notified the Company that they had signed a voting agreement (the “Second Voting Agreement”), according to which each party (Professor Hochberg and Mr. Barak are together considered one party) was required to vote at general meetings for the election of two directors designated by the other party (i.e., two directors designated by CBI and two directors designated by Professor Abraham Hochberg and Mr. Avi Barak acting together).  According to the terms of the Second Voting Agreement, the parties’ undertakings under the Second Voting Agreement and the First Voting Agreement applied solely with respect to the appointment of two representatives by each of CBI and Professor Abraham Hochberg and Mr. Avi Barak acting together, and except for the parties' obligations under the First Voting Agreement, there was no additional obligation or undertaking by each party with respect to its vote regarding the appointment of the remaining members of the Board of Directors, and each party could vote on such nomination according to each party’s sole discretion and subject to applicable law.

 The parties further agreed not to vote to terminate the membership of any such nominee on our Board of Directors without the prior written consent of the applicable nominating party. In the event that the service of a nominee as director terminates, the parties undertook to act to convene a general meeting, and to vote for the appointment of a candidate for the position of director nominated by the party that previously nominated the director whose service terminated.

The right to nominate directors under the Second Voting Agreement was in effect as long as a party held at least 7% of the outstanding shares of the Company (including convertible bonds, on an as-converted basis, but excluding warrants). The parties to the Second Voting Agreement also agreed to vote against any resolution increasing the number of directors on the Board beyond nine. The Company was not a party to either voting agreement. Pursuant to the terms of the Second Voting Agreement, such agreement was scheduled to be terminated on July 30, 2012.

On July 27, 2011, we were notified that both the First Voting Agreement and Second Voting Agreement had been canceled by the parties thereto.

CORPORATE GOVERNANCE

Our Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its stockholders. To that end, the Board of Directors has adopted  corporate governance policies and practices in accordance with SEC rules, including the requirements of the Sarbanes-Oxley Act of 2002. Our Board of Directors and management intend to periodically review and update, as appropriate.

In addition, as a result of the listing of our securities on the TASE, we are subject to certain provisions of the Israeli Securities Law — 1968. Pursuant to Section 39A of the Israeli Securities Law, rules and regulations of the Companies Law listed in the Fourth Schedule apply to issuers incorporated in jurisdictions outside Israel which offer securities to the public in Israel. Under Articles V, VI, VII, VIII, IX, XI and XII of our Amended and Restated Certificate of Incorporation, we are subject to such provisions of the Companies Law and the Israeli Securities Regulations to the extent permitted by Delaware law.

Business Combinations; Interested Transactions

Pursuant to Sections 270(4) and 275 through 282 of the Companies Law, and in accordance with Section 6.4 of our Amended and Restated Certificate of Incorporation, we may not enter into an “interested transaction” unless the transaction is approved by the following in the following order: (i) the audit committee of our Board of Directors, (ii) our Board of Directors; and (iii) the meeting of stockholders, on condition that one of the following applies: (A) the majority of the votes at the meeting of stockholders includes at least a majority of all of the votes of stockholders who do not have a personal interest in the approval of the transaction and who are participating in the vote (abstentions shall not be included in the total of the votes of such stockholders), or (B) the total of opposing votes from among such stockholders does not exceed 2% of all the voting rights in the corporation. For purposes of this provision, a personal interest means a personal interest of a person in an act or transaction of a corporation, including: (i)  a personal interest of that person’s relative (i.e. spouse, brother or sister, parent, grandparent, child as well as child, brother, sister or parent of such person's spouse or the spouse of any of the above); or (ii) a personal interest of another entity in which that person or his or her relative (as defined above) holds 5% or more of such entity’s issued shares or voting rights, has the right to appoint a director or the chief executive officer of such entity, or serves as director or chief executive officer of such entity, including the personal interest of a person voting pursuant to a proxy whether or not the proxy grantor has a personal interest. A personal interest resulting merely from holding the Company’s shares of stock will not be deemed a personal interest.

The term “interested transaction” means an extraordinary transaction of a public company with its controlling stockholder (as defined in Sections 1 and 268 of the Companies Law), or an extraordinary transaction of a public company with another person in whom the holder of control has a personal interest, including a private offering in which the holder of control has a personal interest and also a contract of a public company with its holder of control or such holder’s relative, if he also is an officer of the corporation, with respect to his service and employment conditions, and if he is an employee of the corporation but is not an officer, then with respect to his employment by the corporation.

In addition, certain procedures must be followed by any stockholder voting on an interested transaction, or who has a personal interest in the interested transaction, and by any director who has a personal interest in the interested transaction.

We are governed by the Israeli Securities Regulations (Transactions between a Company and its Controlling Shareholder) — 2001 to the full extent permitted by Delaware law. The Israeli Securities Regulations generally govern transactions between a company and a controlling stockholder and the stockholders’ meetings convened for the purpose of approving a transaction with a controlling stockholder. For purposes of these provisions, the term “controlling stockholder” is defined in the Companies Law. The regulations require that the company give notice to the stockholders of a transaction with a controlling stockholder and that the company provide a transaction report containing all relevant details of the transaction. The regulations govern the contents of the notice and the transaction report and provide that the Israel Securities Authority may deliver a directive to the company requesting that the company amend the transaction report.

In connection with the closing of a private placement of our securities in July 2008, certain of our stockholders entered into an Irrevocable Voting Agreement regarding the election of certain of our directors. Because these parties collectively hold 25% or more of the voting rights of our stockholders (and no other stockholder holds more than 50% of the voting rights), the Israeli Securities Authority regards these parties to have formed a control block under the Israeli Securities Regulations, and as a result an exceptional transaction between us and any of these parties would be regarded as an interested transaction. For more information regarding the Irrevocable Voting Agreement, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters — Voting Agreements”.

Meetings of Stockholders

Pursuant to Sections 87 and 89 of the Companies Law and Article V of our Amended and Restated Certificate of Incorporation, we must comply with certain requirements regarding meetings of our stockholders. A notice of any annual or special meeting of our stockholders must be accompanied by a form of proxy card setting forth the resolutions to be presented by our Board of Directors for a vote at such meeting. In addition, the Companies Law provides that stockholders in a public company may vote at a stockholders’ meeting by means of a voting paper in which the stockholder indicates how he votes on resolutions relating to: (i) the appointment and removal of directors; (ii) approval of acts or transactions requiring the approval of the general meeting pursuant to Sections 255 and 268 through 275 of the Companies Law; (iii) approval of a merger pursuant to Section 320 of the Companies Law; (iv) any other matter with respect to which the company’s charter provides that decisions of the general meeting also may be passed by means of a voting paper; and (v) other matters prescribed by the Israeli Minister of Justice pursuant to Section 89 of the Companies Law.

Pursuant to Section 88 of the Companies Law which we have adopted in Article V of our Amended and Restated Certificate of Incorporation, the Board of Directors and any person at the request of whom the Board of Directors convenes a stockholders meeting, may approach the stockholders in writing through the Company, in order to convince them to vote in a certain manner on the resolutions set forth in clauses (i) to (v) above. The Company is then required to send the position notification to its stockholders. If the agenda of a stockholders meeting includes any of the resolutions set forth in clauses (i) to (v) above, a stockholder may approach the Company and request to send a position notification on his behalf to the other stockholders. The distribution of such position notifications is subject to certain technical requirements set forth in regulations enacted by virtue of Section 89 of the Companies Law.

Pursuant to Section 2.4 of our Second Amended and Restated Bylaws, each notice of a stockholders meeting shall be given, personally or by mail, not fewer than the minimum number of days required for public companies under the Companies Law and all regulations provided thereunder, provided that such number of days is not less than the minimum number of days required under Delaware law.

Each beneficial stockholder whose shares are held by a bank or a member of the TASE and are registered on the books of the company shall be permitted to participate at the meeting and to vote such stock by proxy.

Communications with Board of Directors

Any interested party desiring to communicate with the Board of Directors or with any director regarding the Company may write to the Board of Directors or the director, c/o Avraham Hampel, Office of the Secretary, BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel. The Office of the Secretary will forward all such communications to the director(s). Interested parties may also submit an email by filling out the email form on the Company’s website at www.biocancell.com.

Stockholders’ Rights to Examine Books and Records

Pursuant to Sections 184 and 185 of the Companies Law, our stockholders have the right, upon written request, to receive copies of the minutes of meetings of stockholders, our stock ledger, copies of our governing documents, and a list of our stockholders. Stockholders also have the right, upon written request setting forth the purpose thereof, to receive copies of any document relating to any act or transaction requiring the consent of stockholders pursuant to Sections 255 and 268 through 275 of the Companies Law. We may refuse a stockholder’s request if we, acting through our Board of Directors, believe that such demand was not made in good faith or that the requested documents include a commercial secret or patent or that the disclosure would otherwise have an adverse effect on the corporation.

Compromises and Arrangements with Creditors and Stockholders

Pursuant to Article XI of our Amended and Restated Certificate of Incorporation, whenever a compromise or arrangement is proposed between a company and its creditors or any class of them and/or between the company and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application of the company or of any creditor or stockholder, or on the application of any receiver or receivers appointed for the company under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for the company under the provision of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, or of the stockholders or class of stockholders, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, as the case may be, agree to any compromise or arrangement and to any reorganization of the company as a consequence of such compromise or arrangement, such compromise or arrangement and the reorganization shall, if sanctioned by the court to which the application has been made, be binding on all creditors or class of creditors, or on all of the stockholders or class of stockholders and on the company.

Corporate Action without a Stockholder Meeting

Under Section 4.2 of our Amended and Restated Certificate of Incorporation, if our stockholders take action by written consent, we will be required to give prompt notice of such action to any stockholder who did not execute such written consent.

 Special Tender Offers; Forced Sale of Shares

Sections 328 through 340 and Section 342A of the Companies Law related to special tender offers and forced sales of shares are applicable to us and are addressed in Article IX of our Amended and Restated Certificate of Incorporation. Such sections provide that, in a public company, no purchase shall be affected as a result of which a person shall become a holder of a control block (25% of the voting rights of the company), if there is no such current holder in the company, and no purchase shall be effected as a result of which the purchaser’s holding shall increase above 45% of the voting rights of the company, if there is no other person currently holding more than 45% of the voting rights in the company, other than by way of a special tender offer in accordance with the Companies Law.

Notwithstanding the foregoing, Section 328(b) of the Companies Law provides that such a transaction in which a control block is acquired may be effected if approved by a general meeting of stockholders as a transaction, the purpose of which is to create a control block of 25% or 45% of our voting rights, as applicable.

Where a special tender offer has been made, our Board of Directors must give its opinion to the offerees regarding the advisability of the special tender offer and must disclose all personal interests of each of the directors in such tender offer. Our Board of Directors need not give such an opinion, though, if it is unable to do so, provided that it gives notice of its reasons for not so doing. A special tender offer must be made to all offerees, and the offer may only be accepted by a majority of the votes of those offerees who gave notice of their position with respect to the offer. The votes of a holder of a controlling interest in the offeror, a holder of a control block in us or any person acting on their or on the offeror’s behalf, as well as any person who has a personal interest in the tender offer, shall not be taken into account. Where a special purchase offer has been accepted, offerees who have not given notice of their position in respect of the tender offer, or who have objected to it, may consent to the offer, no more than four days after the last day for accepting the tender offer, and they shall be considered to have consented to the offer from the outset.

An officer in a target company may negotiate with an offeror for the improvement of the conditions of his offer, and may negotiate with other in order to obtain a counter offer. An officer in a target company who commits an act, other than negotiations as aforesaid, the purpose of which is to forestall an existing or anticipated special tender offer, or to harm the chances of its being accepted, shall be liable to the offeror and the offerees for any damage resulting from his acts, unless he acted in good faith and had reasonable grounds for presuming that the act done by him was for the good of the corporation.

A special tender offer may not be accepted unless shares conferring at least 5% of the voting rights in the company have been purchased.

Shares purchased in a special tender offer in contravention of these requirements of the Companies Law will not confer any right and will be “dormant” shares as defined in the Companies Law as long as the shares are owned by the purchaser.

Where a special tender offer has been accepted, the offeror, or any person controlling the offeror at the time of the offering, and any company controlled by them, shall not for a period of one year following the date of the tender offer, make another tender offer for the purchase of shares, and they shall not effect a merger of the company unless they undertook to do so in the special tender offer.

A person may not purchase shares of a public company or obtain voting rights such that after the purchase he holds more than 90% of the shares other than by way of a tender offer for all of the shares. When a stockholder owns more than 90% of all of the shares, he shall not purchase any additional shares for so long as he continues to hold at least 90% of the shares.

Where a tender offer for all shares is accepted by the offerees in such a way that the rate of holding of the offerees who did not accept the offer is less than 5% of the issued shares and more than half of the offerees who have no personal interest in the tender offer accepted the tender offer, all of the shares that the offeror sought to purchase shall be transferred to him. Where a tender offer for all shares is not accepted, the offeror shall not purchase shares from any offerees who have accepted the offer that will confer on him a holding of more than 90% of all of the outstanding shares.

Upon application of an offeree submitted no later than three months after the date of receipt of the tender offer for all shares, a court may rule that the consideration paid for shares in the tender offer was less than their fair value and that fair value should be paid.

Class and Derivative Action

We are subject to Sections 194 through 218 of the Companies Law. These provisions relate to class and derivative actions. Any of our stockholders or directors, which we referred to as a “Plaintiff”, may file a derivative action if the conditions set forth in the above provisions have been met. Any person wishing to file a derivative action shall address the corporation in writing, demanding that it exhaust its right by instituting an action, which we referred to as a “Demand.” The Demand must be addressed to the Chairman of the Board of Directors and must set out in detail the facts giving rise to the cause of action and the reasons for its submission. We may proceed in one of the following ways upon receipt of a Demand: (i) take any action or pass any resolution resulting in the dropping of the cause of action; (ii) reject the Demand for reasons specified in its resolution; (iii) resolve to file a suit. We must inform the Plaintiff of the way in which we elect to proceed. A Plaintiff may file a derivative action with the approval of the court, if one of the following applies: (i) the action taken or the resolution made, did not, in the Plaintiff’s opinion, bring about the dropping of the cause of action; (ii) we rejected the Demand; (iii) we gave notice to the Plaintiff that it has resolved to file a suit, but no suit was filed within seventy five days of the date of such notice; or (iv) we did not respond to the Demand in accordance with Section 196 of the Companies Law. A derivative action requires the approval of the court, which shall approve it if convinced that the claim, and the conduct thereof, are prima facie in the best interests of the corporation, and that the Plaintiff is not acting with lack of good faith. A Plaintiff may not withdraw a derivative action, and may not enter into an arrangement or settlement with the defendant, other than with the consent of the court. The application for such consent shall specify all details of the arrangement or settlement, including any payment offered to the Plaintiff.

The Israeli Class Action Law provides that a person having a cause of action with respect to a security may, subject to the terms and conditions set forth in the foregoing act, and with the consent of the relevant court, sue on behalf of a group all of whose members have a cause of action that has materially similar factual and legal grounds.

DESCRIPTION OF SECURITIES

The following description of the Company's Common Stock is only a summary and does not purport to be complete and is qualified in its entirety by reference to the Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, copies of which were filed with the SEC.

The Company current capital stock consists of 65,000,000 shares of common stock, par value $0.01 per share. Our Amended and Restated Certificate of Incorporation does not currently authorize the issuance of preferred stock.

Common Stock

As of the date of this proxy statement, there are      shares of common stock outstanding. There are      record stockholders of our common stock. Our common stock is listed on the TASE, and trades under the symbol “BICL”.

The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. Our stockholders do not have cumulative voting rights in the election of directors. Accordingly, holders of a majority of the voting shares are able to elect all of the directors. The remaining directors may fill a vacancy on our Board of Directors, if the vacancy occurred by reason of death, resignation or the creation of a new directorship. Our external directors, for the purpose of the requirements under the Israeli Companies Law, 1999, we are subject to, must be elected through satisfaction of one of the following two conditions: either (i) the majority of the votes at the stockholder meeting includes at least the majority of all of the votes by stockholders who are not controlling stockholders or their representatives, not counting abstentions, or (ii) the total number of opposing votes by the non-controlling stockholders does not exceed 2% of all the voting rights.

Dividends may be declared by our Board of Directors at any regular or special meeting and may be paid in cash or property or in shares of capital stock. The directors may set apart a reserve available for dividends for any proper purpose. We have not distributed a dividend since the time of our incorporation and we have not established a policy of dividend distribution.

FINANCIAL AND OTHER INFORMATION

The following financial and other information of the Company are incorporated by reference herein:

1)	The Company's financial statements (Item 8) in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC on March 15, 2011.

2)
The Company's financial statements (Item 1) and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 2) in the Quarterly Report on Form 10-Q as of, and for the period ending, September 30, 2011, filed with the SEC on November 7, 2011.

The Company’s accountant, Somekh Chaikin, a member firm of KPMG International, an independent registered public accounting firm, is not expected to be present at the Special General Meeting.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

GENERAL

The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting.

The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees may solicit the return of proxies. Proxies may be solicited by mail, personal interview, telephone and telegraph.

BioCancell Website

In addition to the information about the Company and its subsidiaries contained in this Proxy Statement, extensive information about the Company can be found on our website located at www.biocancell.com, including information about our management team, products and services and our corporate governance practices.

The corporate governance information on our website includes the Company’s Corporate Governance Guidelines, the Code of Conduct and the charters of each of the committees of the Board of Directors. These documents can be accessed at www.biocancell.com.  Printed versions of our Corporate Governance Guidelines, our Code of Conduct and the charters for our Board committees can be obtained, free of charge, by writing to the Company at: Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attn: Corporate Secretary.

This information about BioCancell’s website and its content, together with other references to the website made in this Proxy Statement, is for information only and the content of the Company’s website is not deemed to be incorporated by reference in this Proxy Statement or otherwise filed with the Securities and Exchange Commission.

The Company will provide without charge to each person being solicited by this Proxy a copy of our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 15, 2011, including the financial statements and the schedules thereto. All such requests should be directed to Avraham Hampel, Secretary, BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel.

STOCKHOLDER PROPOSALS TO BE PRESENTED

AT THE NEXT ANNUAL MEETING

Stockholder Proposals.  Proposals of stockholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 2012 Annual Stockholder Meeting must be received by the Company’s Secretary at the Company’s principal executive offices at Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, no later than March 31, 2012, and must otherwise satisfy the procedures prescribed by Rule 14a-8 under the Exchange Act.  It is suggested that any such proposals be submitted by certified mail, return receipt requested.

By Order of the Board of Directors

Avraham Hampel, Secretary

Dated: , 2012

FORM OF PROXY

BIOCANCELL THERAPEUTICS INC.

     Beck Science Center
8 Hartom St, Har Hotzvim
Jerusalem 97775 Israel

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Uri Danon and/or Jonathan Burgin, each separately, as Proxy, with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of the Common Stock of BioCancell Therapeutics Inc. held of record by the undersigned on               , 2012, at the Special General Meeting of Stockholders to be held on           , 2012 or at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

Company Details

Company Name: BioCancell Therapeutics, Inc.

Company Address: Beck Science Center, 3rd Floor, 8 Hartom St, Jerusalem 97775, Israel.

Company Number (Company Registrar): 560025744 - Company registered under the laws of the State of Delaware.

Time and Date of Meeting:                   , 2012 at                  , Israel time

Type of Meeting: Special General Meeting

Date of Record:               , 2012

Stockholder Details:

Stockholder Name:

Israeli ID Number:

If stockholder does not hold an Israeli ID card:

Passport Number:

Issuing Country:

Valid Until:

If stockholder is a Company:

Company Number:

Country of Registration:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY.  PLEASE MARK YOUR VOTE IN BLACK INK AS SHOWN HERE: ☒

Vote
Agenda Item	For	Against	Abstain
Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the Company's authorized stock capital to 150,000,000 shares of Common Stock.

Validity of Proxy Card:

The proxy card of a stockholder not registered in the Company Stockholders Registry is valid provided together with proof of ownership and a power of attorney. The proxy card of a stockholder registered in the Company Stockholders Registry is valid if provided together with a facsimile of the stockholder’s ID card, passport or certificate of incorporation.

The proof of ownership, ID card, passport or certificate of incorporation (as applicable) must be presented to the Company’s Secretary according to the details provided herein up to 72 hours before the vote.

______________                   ____________
Date                                           Signature

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.  WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH.  IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.  THE VOTE OF A STOCKHOLDER WHO DOES NOT COMPLETE ALL APPLICABLE SECTIONS OF THIS PROXY CARD, WILL NOT BE INCLUDED IN THE FINAL TALLY OF VOTES.